UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Identiv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900-B Carnegie Avenue
Santa Ana, California		92705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (657) 356-8384

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 9, 2025, each of Gary Kremen, Richard Kuntz, Mick Lopez, and Kirsten Newquist tendered their resignation from their current Class I or Class III directorship, as applicable, effective immediately prior to the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of Identiv, Inc. (the “Company”). Further, each of Laura Angelini and James Ousley tendered their resignation from their then current Class II directorship, effective immediately prior to the Company’s 2025 annual meeting of stockholders held on June 10, 2025 (the “2025 Annual Meeting”).

These resignations were conditioned upon (i) stockholder approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the Company’s board of directors (the “Board”) (the “Declassification Amendment”) at the 2025 Annual Meeting and (ii) the subsequent filing and effectiveness of the Declassification Amendment. As disclosed below, the stockholders of the Company approved the Declassification Amendment at the 2025 Annual Meeting, which became effective on June 10, 2025. Accordingly, the classified structure of the Board will terminate at the 2026 Annual Meeting, and at such meeting and at each annual meeting of stockholders thereafter, all directors will stand for election for one-year terms.

In addition, as previously disclosed, the Board approved an amendment to the Company’s corporate governance guidelines to provide that if a majority of the votes cast for a director are marked “against” or “withheld” in an uncontested election, the director must promptly tender his or her irrevocable resignation for the Board’s consideration. The amended guidelines further provide that the Board shall nominate or elect as a director only persons who have agreed to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective if (i) a majority of the votes cast for the director are marked “against” or “withheld” at the next annual meeting at which the nominee faces re-election and (ii) the Board accepts such resignation. The Company has previously received such irrevocable, conditional resignations from each of Ms. Angelini, Dr. Kuntz, Mr. Lopez, Ms. Newquist, and Mr. Ousley. Mr. Kremen previously tendered his resignation from the Board effective immediately prior to the 2026 Annual Meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 5.02 is incorporated by reference into this Item 5.03.

Restated Certificate of Incorporation

At the 2025 Annual Meeting, the Company’s stockholders approved, among other things, (i) the Declassification Amendment and (ii) an amendment to the Certificate of Incorporation to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law, and make other non-substantive, ministerial changes (the “Officer Exculpation Amendment,” and together with the Declassification Amendment, the “Amendments”).

Following stockholder approval at the 2025 Annual Meeting, on June 10, 2025, the Company filed certificates of amendment with the Secretary of State of the State of Delaware to effect the Amendments, which became effective upon filing. Following such filings, also on June 10, 2025, the Company filed a restated certificate of incorporation (the “Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware to integrate all prior amendments and restate the Company’s Certificate of Incorporation in its entirety.

The foregoing description of the Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the Declassification Amendment, the Board previously approved and adopted new bylaws, which amended and restated the Company’s bylaws in their entirety (the “Amended and Restated Bylaws”), with such adoption contingent upon the approval and effectiveness of the Declassification Amendment. The Amended and Restated Bylaws became effective on June 10, 2025, concurrently with the effectiveness of the Declassification Amendment.

The Amended and Restated Bylaws contain conforming changes to implement the declassification of the Board and contain certain other provisions to modernize and clarify the Company’s corporate governance practices, including to:

•
Revise certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”)), including to, among other things:
o
add provisions relating to the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission pursuant to Rule 14a-19 under the Exchange Act (“Rule 14a-19”), including notice and solicitation requirements;
o
require that stockholders who solicit proxies with respect to nominees for director must comply with the requirements of Rule 14a-19, and that failure by a stockholder who solicits proxies for their own director nominees to comply with Rule 14a-19 will result in their nominees being ineligible for election to the Board;
o
require additional background information and disclosures regarding proposing stockholders, including both record holders and beneficial owners, and any of their respective affiliates, proposed director nominees and the business to be brought before the meeting, and any other persons involved in or related to the stockholder’s solicitation of proxies;
o
provide that stockholders submitting a nomination or proposing shall further update and supplement the information contained in such notice, if necessary, so that the information provided or required to be provided in such notice pursuant shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation (i) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (ii) not later than eight (8) business days prior to the later of the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed); and
o
require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.
•
Revise the advance notice windows for nominations and other business to be properly brought before an annual meeting by a stockholder to not earlier than 5:00 p.m. Eastern Time on the one hundred twentieth (120th) day nor later than 5:00 p.m. Eastern Time on the ninetieth (90th) day before the anniversary of the date the Company’s proxy statement was first released to stockholders in connection with the previous year’s annual meeting of stockholders.
•
Increase the quorum requirement for stockholder meetings from one-third to a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy.
•
Add procedural parameters relating to stockholder-requested special meetings, including to:
o
require disclosure of the requesting stockholder’s record and beneficial ownership;
o
require identification of the business to be acted upon at the meeting, including any director nominations;
o
permit the Company to request nominee questionnaires regarding background, qualifications, stock ownership, and independence;
o
permit the Board to fix a record date to determine the stockholders entitled to submit written requests to call a special meeting; and
o
limit the business at such meetings to the matters specified in the stockholder’s request and any additional matters determined by the Board.
•
Revise director removal provisions to allow removal with or without cause as provided in the Restated Certificate of Incorporation, consistent with the declassification of the Board.
•
Provide that any newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, disqualification, removal from office or other cause shall be filled as provided in the Restated Certificate of Incorporation, except as otherwise provided by applicable law, and subject to the rights of the holders of any series of preferred stock then outstanding.
•
Provide that a majority of the directors then in office (excluding vacancies), but in no case less than one-third of total authorized directorships, shall constitute quorum for meetings of the Board.
•
Expand the authority that may be delegated to Board committees and provide that the Board may designate such committees by resolution.

•
Provide the chairperson of a meeting of stockholders with authority to adjourn such meeting, whether or not a quorum is present.
•
Permit electronic delivery of stockholder communications.
•
Revise indemnification and advancement provisions, including to:
o
limit mandatory coverage to current and former directors and Board-elected officers;
o
require undertakings for advancement of expenses in all cases; and
o
include a “fees-on-fees” clause for successful enforcement actions, providing for reimbursement of expenses incurred to enforce indemnification rights.
•
Include a forum selection provision which provides that, unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware shall be the exclusive forum for: (i) any derivative action or proceeding brought in the name or right of the Company or on its behalf; (ii) any action or proceeding asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee, agent, or stockholder of the Company to the Company or the Company’s stockholders; (iii) any action or proceeding arising or asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or any provision of the certificate of incorporation of the Company, any issuance of preferred stock of the corporation, or the bylaws of the Company; (iv) any action or proceeding to interpret, apply, enforce, or determine the validity of the certificate of incorporation or the bylaws of the Company; or (v) any action or proceeding asserting a claim governed by the internal affairs doctrine and (b) the U.S. federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The Amended and Restated Bylaws also incorporate various other non-material updates and technical, modernizing, clarifying and conforming changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, the Company held its 2025 Annual Meeting. The final results for each of the matters submitted to the stockholders at the 2025 Annual Meeting are as follows:

1. The Declassification Amendment was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
14,902,232	1,585,243	5,750	3,915,680

2. The following Class II director nominees were elected to each serve for a one-year term expiring at the 2026 Annual Meeting, to hold office until their respective successors have been elected and qualified, or upon their earlier death, resignation or removal. The votes were as follows:

	For	Withheld	Broker Non-Votes
Laura Angelini	12,310,402	4,182,823	3,915,680
James E. Ousley	11,100,798	5,392,427	3,915,680

3. The Officer Exculpation Amendment was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
13,165,695	3,317,204	10,326	3,915,680

4. The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
10,344,097	4,741,144	1,407,984	3,915,680

5. The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was ratified. The votes were as follows:

For	Against	Abstain
20,320,846	80,672	7,387

Item 8.01 Other Events.

As a result of the adoption of the Amended and Restated Bylaws, in order to be considered at the 2026 Annual Meeting, a stockholder’s nomination or proposal of other business must be delivered to, or mailed and received by, the Company’s Secretary at the Company’s principal executive offices not earlier than 5:00 p.m. Eastern Time on December 31, 2025 nor later than 5:00 p.m. Eastern Time on January 30, 2026. This is a change from the deadlines contained in the Company’s definitive proxy statement for the 2025 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Identiv, Inc.
3.2	Amended and Restated Bylaws of Identiv, Inc., as amended June 10, 2025.
104	Cover page Interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

June 13, 2025	By:	/s/ Justin Scarpulla
Justin Scarpulla Chief Financial Officer